DELAWARE POOLED TRUST

The Core Plus Fixed Income Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus dated February 28, 2008

At a meeting held on August 20-21, 2008, the Board of Trustees of Delaware Pooled Trust voted to adopt changes to the Portfolio's investment authority. The modifications permit the Portfolio to increase its maximum investment in the U.S. Investment-Grade Sector to 100% and eliminate the Portfolio's required minimum investment of 5% of total assets in the U.S. High Yield Sector. These changes will be effective 60 days following the filing of this supplement.

The following disclosure replaces the "U.S. Investment-Grade Sector" and the "U.S. High Yield Sector" sections on page 39 of the prospectus:

U.S. Investment-Grade Sector Under normal circumstances, between 50% and 100% of the Portfolio's total assets will be invested in the U.S. Investment-Grade Sector. In managing the Portfolio's assets allocated to the U.S. Investment-Grade Sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures, and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

U.S. High Yield Sector Under normal circumstances, up to 30% of the Portfolio's total assets will be allocated to the U.S. High Yield Sector. We will invest the Portfolio's assets that are allocated to the U.S. High Yield Sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds, and PIK securities.

Please keep this Supplement for future reference.

This supplement is dated August 21, 2008.